Exhibit 99.1

Lantronix Announces Preliminary Record Revenue

Results for Fourth Quarter 2022,

and Participation at the

CG 42nd Annual Growth Conference August 11, 2022

IRVINE, Calif., July 28, 2022 — Lantronix Inc. (the “Company”) (Nasdaq: LTRX), a global provider of secure turnkey solutions for the Industrial Internet of Things (IoT) and the Intelligent IT market, today announced preliminary revenue results for its fourth fiscal quarter ended June 30, 2022 in anticipation of its participation in the CG 42nd Annual Growth Conference hosted by Canaccord Genuity on August 11, 2022.

For the fourth quarter ended June 30, 2022, Lantronix currently expects to report record revenues in excess of $35 million, driven by robust demand and ramping intelligent edge compute products. Lantronix will report full results on its fourth fiscal quarter conference call, with those details forthcoming.

Lantronix also announced that CEO Paul Pickle and CFO Jeremy Whitaker will be presenting at the CG 42nd Annual Growth Conference, to be held on August 11, 2022 at the InterContinental Hotel in Boston, Massachusetts. The presentation is scheduled for 12:30 p.m. Pacific Time and will be webcast live via the links below. [No pre-registration is required to attend the live webcast. Management will also be holding one-on-one meetings and, while all slots are currently filled, please contact your CG salesperson to secure a position on the waiting list or visit the event below.

Webcast Link:

https://wsw.com/webcast/canaccord76/ltrx/2510478

Conference Link:

https://www.canaccordgenuity.com/capital-markets/about-us/events/42nd-annual-growth-conference/

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

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Preliminary Estimated Results

Lantronix’s announced preliminary estimated results for its fiscal fourth quarter ended June 30, 2022 are preliminary and may change. Lantronix has not completed its normal quarterly and year-end closing procedures for the quarter and year ended June 30, 2022 and there can be no assurance that final results for the quarter and year-end will not differ from the preliminary estimated results included herein, including as a result of year-end closing procedures adjustments. In addition, these preliminary estimated results should not be viewed as a substitute for full interim or audited financial statements prepared in accordance with GAAP that have been reviewed by Lantronix’s auditors.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue expectations for the fourth quarter of fiscal 2022. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, on our employees, supply and distribution chains, and the global economy; cybersecurity risks; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; difficulties and costs of protecting patents and other proprietary rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; and any additional factors included in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2022, including in the section entitled “Risk Factors” in Item 1A of Part II of such report, as well as in our other public filings with the SEC. Additional risk factors may be identified from time to time in our future filings. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2022 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

Lantronix Media Contact:

Gail Kathryn Miller

Corporate Marketing &

Communications Manager

media@lantronix.com

949-453-7158

Lantronix Analyst and Investor Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com
949-450-7241

Lantronix Sales:

sales@lantronix.com

Americas +1 (800) 422-7055 (US and Canada) or +1 949-453-3990

Europe, Middle East and Africa +31 (0)76 52 36 744

Asia Pacific + 852 3428-2338

China + 86 21-6237-8868

Japan +81 (0) 50-1354-6201

India +91 994-551-2488

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